     As filed with the Securities and Exchange Commission on April 29, 2002



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  April 29, 2002




                            W. R. BERKLEY CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                              0-7849                  22-1867895
   --------                         ----------------         -------------------
(State or other                     (Commission File           (IRS Employer
jurisdiction of                         Number)              Identification No.)
incorporation)


            475 Steamboat Road, Greenwich, CT                   06830
         ---------------------------------------                -----
         (Address of principal executive offices)             (Zip Code)



     Registrant's telephone number, including area code:    (203) 629-3000
                                                            --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of the Company's results of operations for the first quarter of 2002. The press release was issued on April 29, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired:

               None.

     (b)  Pro forma financial information:

               None.

     (c)  Exhibits:

               99.1 Press Release dated April 29, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       W. R. BERKLEY CORPORATION


                                       By        /s/ Eugene G. Ballard
                                         ---------------------------------------
                                         Name:   Eugene G. Ballard
                                         Title:  Senior Vice President,
                                                 Chief Financial Officer and
                                                 Treasurer


Date:  April 29, 2002

                                  EXHIBIT INDEX


Exhibit:
-------

99.1                    Press Release dated April 29, 2002